UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2018

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Louisiana, Suite 3500, Houston, Texas 77002

(Address of principal executive offices)

(210) 998-4035

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Information

As previously reported, on August 3, 2017, Camber Energy, Inc. (the “Company”, “we” and “us”) received notice from the NYSE American that the Company is not in compliance with Sections 1003(a)(i) through (iii) of the NYSE American Company Guide (the “Guide”) in that we reported a stockholders’ deficit of $10.6 million as of March 31, 2017 and net losses in our five most recent fiscal years then ended, meaning that we (i) had stockholders’ equity of less than $2,000,000 and sustained losses from continuing operations and/or net losses in two of our then three most recent fiscal years; (ii) had stockholders’ equity of less than $4,000,000 and sustained losses from continuing operations and/or net losses in three of our four then most recent fiscal years; and (iii) had stockholders’ equity of less than $6,000,000 and sustained losses from continuing operations and/or net losses in our five then most recent fiscal years.

We subsequently submitted a plan to the NYSE American detailing the steps we planned to take to gain compliance with Sections 1003(a)(i) through (iii) of the Guide (i.e., raise our stockholders’ equity above $6 million), and currently have until December 15, 2018, under such plan, to gain such compliance, provided that we anticipate the NYSE American extending that deadline through February 3, 2019, later this week or early next week.

Due to recent transactions involving the Company, as previously reported, namely, (a) the conversion, by the holder thereof, of a $495,000 outstanding convertible debenture into shares of our common stock on October 31, 2018; (b) the sale of $3.5 million of Series C Redeemable Convertible Preferred Stock (“Series C Preferred Stock”) on October 29, 2018; and (c) the sale of $2.5 million of Series C Preferred Stock on December 3, 2019, our pro forma stockholders’ equity as of September 30, 2018, as described below, is approximately $8.18 million, which is above the $6 million required to comply with Sections 1003(a)(i) through (iii) of the Guide.

Notwithstanding our current pro forma stockholders’ equity, pursuant to the rules of the NYSE American, in order to demonstrate compliance with the continued listing standards of the NYSE American prior to the end of the compliance plan period, we must meet or exceed the requirements of Sections 1003(a)(i) through (iii) of the Guide for a period of two consecutive quarters (i.e., for two consecutive periodic reports). Otherwise, we must demonstrate such compliance at the end of the plan period.

As we have not, and will not, have two consecutive period report filings showing compliance with Sections 1003(a)(i) through (iii) of the Guide prior to the end of the plan period (as extended), we anticipate having to wait until the end of the plan period (as extended), in order to receive formal approval by the NYSE American of our re-compliance with the applicable continued listing standards, assuming that we continue to maintain stockholders’ equity over $6 million through the end of such compliance period (as extended) and meet the other continued listing standards of the NYSE American.

Notwithstanding the above, the NYSE American has not yet formally, extended our compliance plan period, and/or confirmed our re-compliance with Sections 1003(a)(i) through (iii) of the Guide (which re-compliance can only be confirmed at the end of the plan period, as extended), we are currently not in compliance with the NYSE American continued listing standards (including Sections 1003(a)(i) through (iii) of the Guide and Section 1003(f)(v) of the Guide, because our securities have been selling for a low price per share for a substantial period of time – which deficiency we are required to remedy by June 3, 2019), and if the Company is not in compliance with the continued listing standards by December 15, 2018 (or February 3, 2019, assuming the plan period is extended by the NYSE American), or if the Company does not make progress consistent with the plan during the plan period, and/or if the Company becomes non-compliant with any of the other listing requirements of the NYSE Regulation during such plan period (including low priced stock requirements discussed above), the NYSE Regulation staff may initiate delisting proceedings as appropriate.

The following table sets forth (on an unaudited basis) the Company’s Stockholders’ Equity position as of September 30, 2018, and as adjusted on a pro-forma basis as of December 4, 2018:

	September 30, 2018 Actual*	Adjustments*	December 4, 2018 Pro Forma*
STOCKHOLDERS’ EQUITY:
Preferred Stock Series A, 2,000 Shares Authorized of $0.001 Par, -0- Shares Issued and Outstanding	—	—	—
Preferred Stock Series B, 600,000 Shares Authorized of $0.001 Par, 408,508 and 408,508 Shares Issued and Outstanding, respectively	409	—	409
Preferred Stock Series C, 500,000 Shares Authorized of $0.001 Par, 1,683 and 1,683 Shares Issued and Outstanding, respectively	2	—	2
Common Stock, 500,000,000 Shares Authorized of $0.001 Par, 73,850,733 and 73,850,733 Shares Issued and Outstanding, respectively	73,851	6,757	80,608
Additional Paid-in Capital	149.306,871	6,750,243	156,057,114
Stock Dividends Distributable	4,060,858	160,000	4,220,858
Accumulated Deficit	(151,145,353)	(1,036,049)	(152,181,402)
Total Stockholders’ Equity	2,296,638	5,880,951	8,177,989

*Unaudited

The pro forma financial information above is provided for informational purposes only, has not been reviewed or audited by our independent auditors, may be subject to additional changes, adjustments and modifications as part of the review/audit process, and may not accurately reflect our stockholders’ equity as presented in our reviewed or audited financial statements as of the periods presented and/or as of December 31, 2018.

On December 12, 2018, the Company released a press release describing the information above, which press release is attached hereto as Exhibit 99.1 and incorporated in this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release Dated December 12, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

By:	/s/ Robert Schleizer
Name:	Robert Schleizer
Title:	Chief Financial Officer

Date: December 12, 2018

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release Dated December 12, 2018